MICROAGE, INC.

                                    RESTATED

                       EXECUTIVE SUPPLEMENTAL SAVINGS PLAN













                               September 26, 1996

                                 MICROAGE, INC.
                                    RESTATED
                       EXECUTIVE SUPPLEMENTAL SAVINGS PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1   PREAMBLE.........................................................  1

SECTION 2   DEFINITIONS......................................................  1

SECTION 3   ELIGIBILITY......................................................  4

SECTION 4   CONTRIBUTIONS....................................................  6

SECTION 5   WITHDRAWALS......................................................  8

SECTION 6   CREDITING OF CONTRIBUTIONS AND INCOME............................ 10

SECTION 7   RETIREMENT BENEFITS.............................................. 13

SECTION 8   DEATH BENEFITS................................................... 13

SECTION 9   PAYMENT OF BENEFITS ON RETIREMENT OR DEATH....................... 14

SECTION 10  PAYMENT OF BENEFITS ON TERMINATION OF SERVICE
             ................................................................ 15

SECTION 11  ADMINISTRATION OF THE PLAN....................................... 17

SECTION 12  ADOPTION OF PLAN BY AFFILIATES................................... 19

SECTION 13  CLAIM REVIEW PROCEDURE........................................... 19

SECTION 14  LIMITATION OF RIGHTS, CONSTRUCTION............................... 20

SECTION 15  LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY
            INCOMPETENT DISTRIBUTEE.......................................... 21

SECTION 16  AMENDMENT, MERGER AND TERMINATION................................ 22

SECTION 17  GENERAL PROVISIONS............................................... 22

                                 MICROAGE, INC.
                       EXECUTIVE SUPPLEMENTAL SAVINGS PLAN

                                    SECTION 1

                                    PREAMBLE
                                    --------

           MICROAGE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), previously adopted the MicroAge, Inc. Executive Supplemental Savings Plan (the "Plan") in order to provide its key executives with an opportunity and incentive to save for retirement and other purposes. By this document, the Company wishes to amend and restate the Plan to incorporate certain changes.

                                    SECTION 2

                                   DEFINITIONS
                                   -----------

           When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not begin a sentence, the word or phrase shall generally be a term defined in this Section 2. The following words and phrases used in the Plan with the initial letter capitalized shall have the meanings set forth in this Section 2, unless a clearly different meaning is required by the context in which the word or phrase is used:

           2.1  "Account"  or  "Accounts"   means  the  accounts  which  may  be
maintained by the Plan Administrator to reflect the interest of a Participant under the Plan which shall include the following:

                      (a) "Company Contribution Account" which shall reflect the portion of a Participant's Account representing contributions made by a Plan Sponsor to the Trust pursuant to Section 4.2, as adjusted to reflect the rate of return on the Investment Funds in which the Account is invested and other credits or charges called for by this Plan.

                      (b) "Employee Deferral Account" which shall reflect the portion of a Participant's Account representing deferrals by a Participant pursuant to Section 4.1 hereof, as adjusted to reflect the rate of return on the Investment Funds in which the Account is invested and other credits or charges called for by this Plan.

                      (c) "After-Tax Rollover Contribution Account" which shall reflect the portion of a Participant's Account representing the amount of all After-Tax Rollover Contributions made by a Participant pursuant to Section 4.3, as adjusted to reflect the rate of return on the Investment Funds in which the Account is invested and other credits or charges called for by this Plan.

           2.2 "Affiliate" means (a) a corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) controlling, controlled by, or under common control (within the meaning of Section 414(c) of the Code) with a Plan Sponsor, and (c) any other corporation, partnership, or other organization which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with a Plan Sponsor or which is otherwise required to be aggregated with a Plan Sponsor pursuant to Section 414(o) of the Code.

           2.3 "After-Tax Rollover Contribution" means a contribution by a Participant pursuant to Section 4.3.

           2.4 "Base Salary" means the total basic compensation paid by a Plan Sponsor to a Participant during the portion of the Plan Year in which an election by a Participant to make Deferral Contributions pursuant to Section 4.1 is in effect.

           2.5 "Beneficiary" means only the person or trust that a Participant, in his most recent written designation filed with the Plan Administrator, shall have designated to receive his benefit under the Plan in the event of his death; provided that, if the Participant has failed to make a designation or if no person designated shall be alive or if no trust shall have been established by the Participant, and no successor Beneficiary shall have been designated and be alive, any death benefit payable hereunder on behalf of such Participant shall be paid to the legal representative of such deceased Participant's estate. Changes in designations of Beneficiaries may be made upon written notice to the Plan Administrator in any form as the Plan Administrator may prescribe and the Plan Administrator shall immediately notify the Trustee, in writing, of any designation or change in designation.

           2.6 "Board of Directors" means the Board of Directors of the Company.

           2.7 "Bonus" means the additional cash compensation paid to a Participant by a Plan Sponsor pursuant to any incentive or bonus plan, program, or practice of the Plan Sponsor which is subject to an election to make Deferral Contributions pursuant to Section 4.1(b).

           2.8 "Code" means the Internal Revenue Code of 1986, as amended.

           2.9 "Compensation" means the sum of a Participant's Base Salary and Bonuses plus any amounts deferred under the Management Equity Plan.

           2.10 "Deferral Contributions" means contributions by a Participant pursuant to Section 4.1 of this Plan.

           2.11 "Delayed Retirement Date" means the first day of the month subsequent to a Participant's Normal Retirement Date during which he actually terminates service with a Plan Sponsor.

           2.12 "Distributable Amount" means the least of (i) the maximum elective contributions that could be made to the 401(k) Plan for the Plan Year consistent with Sections 402(g) and 401(k)(3) of the Code and the provisions of the 401(k) Plan, (ii) the Participant's Deferral Contributions made pursuant to
Section 4.1 above during the Plan Year, or (iii) the balance of the Participant's Employee Deferral Account.

           2.13 "Effective Date" of this restated Plan with respect to the Company and any Plan Sponsor that previously adopted this Plan means November 1, 1996. With respect to each Plan Sponsor that adopts this Plan after November 1, 1996, Effective Date means, the date designated by the adopting Plan Sponsor.

           2.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

           2.15 "401(k) Plan" means the MicroAge, Inc. Retirement Savings and Employee Stock Ownership Plan, as the same may be amended from time to time.

           2.16 "Income Fund" means one of the Investment Funds established by the Plan Administrator, the assets of which shall be invested by the Trustee with the objective of earning interest income without exposing the fund to significant fluctuations in value.

           2.17 "Investment Fund" means the investment fund or funds established by the Plan Administrator pursuant to Section 6.3, into which Participants may direct the Trustee to invest amounts credited to their Bookkeeping Accounts.

           2.18 "Leadership Team" means the group consisting of officers of the Plan Sponsors holding the positions and titles of Vice President or higher.

           2.19 "Normal Retirement Age" means age 65.

           2.20 "Normal Retirement Date" means the first day of the month coinciding with or next following the date on which the Participant attains Normal Retirement Age.

           2.21 "Participant" means any individual providing services to a Plan Sponsor who has become a Participant in the Plan for as long as his benefit under the Plan has not been fully distributed pursuant to the provisions of the Plan.

           2.22 "Participation Agreement" means the agreement entered into by a Plan Sponsor and a Participant as set forth in Section 3.2.

           2.23  "Plan   Administrator"  means  the  Company  or  the  committee
designated by the Company to carry out its responsibilities under the Plan as set forth in Section 11.3.

           2.24 "Plan Sponsor" means individually (i) the Company or any successor thereto and (ii) each organization which has adopted the Plan and become a party to the Trust in the manner set forth in Section 12 of the Plan.

           2.25 "Plan Year" has meant the calendar year. For the Plan Year beginning January 1, 1996, the Plan Year shall be a short Plan Year beginning January 1, 1996 and ending on October 27, 1996. Thereafter, the Plan Year shall be the Company's fiscal year, i.e., the Plan Year shall end on the Sunday closest to October 31.

           2.26 "Plan Year Quarter" means the quarters of the Plan Year, which for convenience, shall be deemed to begin on the first day of each Plan Year and on each February 1, May 1 and August 1.

           2.27 "Retirement" means termination of a Participant's service with a Plan Sponsor on his Normal Retirement Date or Delayed Retirement Date.

           2.28 "Trust Agreement" means that certain trust agreement established pursuant to the Plan between the Company and the Trustee or any trust agreement hereafter established, the provisions of which are incorporated herein by reference.

           2.29 "Trustee" means the Trustee under the Trust Agreement.

           2.30 "Trust Fund" means all assets of whatsoever kind or nature held from time to time by the Trustee pursuant to the Trust Agreement and forming a part of this Plan, without distinction as to income and principal and without regard to source, i.e., Plan Sponsor or Participant contributions, earnings or forfeitures.

           2.31 "Valuation Date" means the last business day of each Plan Year and such other dates as the Plan Administrator may designate.

           2.32 "Years of Service" means the years of service credited to a Participant for purposes of determining such Participant's vested benefit under the 401(k) Plan, all as determined under Sections 2.66 and 6.01 of the 401(k) Plan as such provisions may be amended, superseded or replaced from time to time. All years of service credited to a Participant under the 401(k) Plan shall be considered in determining the Participant's Years of Service under this Plan.

                                    SECTION 3

                                   ELIGIBILITY
                                   -----------

           3.1 GENERAL. Participation in the Plan shall be limited to those individuals who are members of the Leadership Team. The Company has determined that each current member of the Leadership Team holds a key position of management and responsibility and that the Leadership Team presently constitutes a select group of management or highly compensated employees for purposes of Title I of ERISA. The Compensation Committee of the Board of Directors shall have the full discretion and authority to exclude a member of the Leadership Team from participation in the Plan if it concludes that such member is not properly characterized as a management or highly compensated employee. The Compensation Committee's decision shall be made in its discretion and shall be final and binding for all purposes under this Plan.

           3.2 PARTICIPATION AGREEMENT. Subsequent to an individual becoming eligible to participate in the Plan, such individual shall enter into a Participation Agreement in such form and at such time as the Plan Administrator shall require. If the individual's initial Participation Agreement is executed and delivered within thirty (30) days of the day on which the individual is notified that he is eligible to participate in the Plan, the individual's Deferral Contributions may be determined with reference to Compensation earned on or after the first day of the first full payroll period next following receipt of the Participation Agreement by the Plan Administrator or as of such other uniform date (not earlier than the first day of the next full payroll period) as may be designated by the Plan Administrator. If the individual does not execute and deliver the Participation Agreement within the initial thirty
(30) day period, the individual's Deferral Contributions may be determined with reference to Compensation earned on or after the first day of the first payroll period in any later Plan Year Quarter by executing and delivering a Participation Agreement to the Plan Administrator prior to the first day of such quarter. The individual shall designate on the Participation Agreement the amount of his Deferral Contributions and shall authorize the reduction of his Compensation in an amount equal to his Deferral Contributions.

           3.3 DISCONTINUANCE OF PARTICIPATION. Once an individual is designated as a Participant, he will continue as such for all future Plan Years unless and until the individual is no longer categorized as a member of the Leadership Team, or the Compensation Committee specifically acts to discontinue the individual's participation, or the Participant's participation is suspended pursuant to Section 5.3(c) hereof. The Compensation Committee may discontinue an individual's participation in the Plan at any time for any or no reason. If an individual's participation is discontinued, the individual will no longer be eligible to make Deferral Contributions. The individual will not be entitled to receive a distribution, however, until the occurrence of one of the events listed in Sections 5.1 through 5.3 or Sections 7.1 through 7.5, unless the Compensation Committee, in the exercise of its discretion, directs that a distribution be made as of an earlier dated in which case the individual's Accounts shall be distributed on the same basis as if the individual's employment had been terminated.

                                    SECTION 4

                                  CONTRIBUTIONS
                                  -------------

           4.1 PARTICIPANT CONTRIBUTIONS.

                      (a) DEFERRAL OF BASE SALARY. For any Plan Year, a Participant may elect to defer a portion of the Base Salary otherwise payable to him. Any such deferrals shall be in whole percentages or a specific dollar amount of the Participant's Base Salary, as specified in the

Participant's Participation Agreement. Contributions of amounts deferred shall be made by the Plan Sponsor directly to the Trust.

                      (b) DEFERRAL OF BONUSES. A Participant may also elect to defer a portion of any Bonuses which might be payable to him by a Plan Sponsor. Any such deferrals shall be in whole percentages or a specific dollar amount of the Participant's Bonuses, as specified in the Participant's Participation Agreement. Contributions of amounts so deferred shall be made by the Plan Sponsor directly to the Trust.

                      (c) LIMITATIONS ON DEFERRALS. The Plan Administrator may limit the amount of a Participant's Deferral Contributions in accordance with such uniform rules as it may adopt from time to time.

           4.2 MATCHING CONTRIBUTIONS. In addition to any contributions required to be made by a Plan Sponsor pursuant to Section 6.2(b), for each year in which a Plan Sponsor achieves a net profit, the Plan Sponsor may make matching contributions to the Trust on behalf of each of its Participants who has elected to make any Deferral Contributions during the Plan Year under Section 4.1 hereof, other than Participants who terminated service with the Plan Sponsor during the Plan Year for reasons other than death, disability or Retirement. The matching contribution shall equal such amount as the Plan Sponsor, in its sole and absolute discretion, determines, but the matching contribution shall not exceed ten percent (10%) of the Plan Sponsor's before-tax income for the year. The matching contribution shall be allocated to each eligible Participant's Company Contribution Account as of the year-end Valuation Date in the ratio that each such Participant's Deferral Contributions for the Plan Year bears to the Deferral Contributions made by all of that Plan Sponsor's Participants for the Plan Year. In the exercise of its discretion, the Plan Sponsor may choose to disregard Deferral Contributions in excess of a ceiling (e.g., 10% of Compensation) set from time to time by the Plan Sponsor and may further limit allocations in its sole and absolute discretion in a uniform and nondiscriminatory manner. In no event shall matching contributions be made in stock or other securities of a Plan Sponsor.

          4.3 AFTER-TAX ROLLOVER CONTRIBUTIONS. Each Participant may, upon the Plan Administrator's prior approval, make after-tax contributions to the Trust. Such contributions may be made through payroll deductions or otherwise. A Participant's after-tax contributions, in the aggregate, shall not exceed the distribution received by the Participant from a nonqualified deferred compensation plan not sponsored by any Plan Sponsor and received by the Participant within the twelve (12) month period before or after the Participant commences employment with a Plan Sponsor.

           4.4 CHANGE IN CONTRIBUTIONS. A Participant may change the amount or percentage of contributions under Sections 4.1 or 4.3 once during each Plan Year Quarter by written notice to the Plan Administrator, which change shall be effective beginning with the Participant's first full payroll period beginning in the Plan Year Quarter immediately following the Plan Administrator's receipt of such written notice.

          4.5 SUSPENSION OF CONTRIBUTIONS.

          (a) SUSPENSION. A Participant may suspend his contributions under Sections 4.1 or 4.3 as of the first day of the first full payroll period in any Plan Year Quarter, but in no event more than once during each Plan Year, by giving written notice to the Plan Administrator on a form prescribed by the Plan Administrator at least thirty (30) days prior to the date on which the suspension shall become effective.

          (b) RESUMPTION OF CONTRIBUTIONS. A Participant who has suspended his contributions pursuant to Section 4.5(a) above and who applies to the Plan Administrator in a timely manner shall be entitled to resume his contributions in accordance with Section 4.3 on the first day of any Plan Year Quarter following the expiration of at least six (6) months from the date on which the suspension became effective. Any application shall be made in writing to the Plan Administrator, on a form prescribed by the Plan Administrator, at least thirty (30) days prior to the first day of the applicable Quarter.

          4.6 DISTRIBUTION AND TRANSFER OF PARTICIPANT DEFERRALS.

                      (a) ELECTION. A Participant must elect either to have the Distributable Amount distributed from this Plan and contributed to the 401(k) Plan as a pre-tax contribution or to have such amount distributed to the Participant in a single lump sum payment. Elections made pursuant to the preceding sentence must be filed with the Plan Administrator prior to the first day of the applicable Plan Year. Any election made pursuant to this Section shall be irrevocable during the Plan Year covered by the election but may be changed prior to the beginning of a new Plan Year by submitting a revised election to the Plan Administrator in writing prior to the first day of the new Plan Year.

                      (b) DETERMINATION OF 401(k) PLAN CONTRIBUTION. Not later than thirty (30) days after the close of the Plan Year, i.e., November 30th, the Plan Administrator shall request the administrator of the 401(k) Plan to inform the Plan Administrator of the amount of elective contributions that each Participant may contribute to the 401(k) Plan for the immediately preceding Plan Year consistent with Sections 402(g) and 401(k)(3) of the Code and the provisions of the Plan. The Plan Administrator then shall compute the Distributable Amount for each Participant pursuant to Section 2.12 and Section 4.7(a).

                      (c) DISTRIBUTION. The Plan Administrator will thereafter, but in no event later than two and one-half (2 1/2) months after the close of the Plan Year, distribute on behalf of each Participant an amount equal to the Distributable Amount. If the Participant has elected to transfer the Distributable Amount to the 401(k) Plan, the Plan Administrator will make a direct transfer of the Distributable Amount to the Trust Fund maintained pursuant to the 401(k) Plan. If the Participant has elected to receive the Distributable Amount, the Plan Administrator will make a single lump sum payment to the Participant and the Plan Sponsor will include the Distributable Amount in the Participant's gross income for the calendar years in which the Compensation to which the Deferral Contributions are attributable was earned. Amounts attributable to the positive or negative rate of return allocable to the Participant's Accounts will not be distributed until an event described in Sections 5.1 through 5.3 or Sections 7.1 through 7.4 has occurred.

                      (d) TREATMENT OF MATCHING CONTRIBUTIONS. The matching contributions, if any, due pursuant to Section 4.2 shall be reduced by the amount of the matching contributions attributable to the Distributable Amount. If the matching contributions have already been credited to the Participant's Matching Contributions Account when the Distributable Amount is calculated and distributed, the Matching Contributions Account shall be debited for the amount of the matching contributions attributable to the Distributable Amount. The Participant shall then be entitled to receive whatever matching contributions may be due pursuant to the 401(k) Plan if the Distributable Amount is transferred to the 401(k) Plan. No matching contributions shall be due if the Participant has elected to receive a cash distribution of the Distributable Amount.

                                    SECTION 5

                                   WITHDRAWALS
                                   -----------

          5.1 AFTER-TAX ROLLOVER CONTRIBUTIONS. A Participant may at any time, upon written notice to the Plan Administrator at least thirty (30) days in advance of the last day of any Plan Year Quarter, on a form prescribed by the Plan Administrator, request a withdrawal of all or any portion of the lesser of
(i) the total amount of After-Tax Rollover Contributions contributed by the Participant, or (ii) the then current balance in the Participant's After-Tax
Rollover Contribution Account. Such request for a withdrawal from the Participant's After-Tax Rollover Contribution Account shall designate a specific dollar amount to be withdrawn therefrom; provided, however, that no withdrawal request shall be made for a withdrawal that is less than $500.00, unless such withdrawal is of the entire balance of the After- Tax Rollover Contribution Account. Upon approval of the Plan Administrator, any amount payable under this
Section 5.1 shall be paid as soon as administratively practicable after the first day of the Plan Year Quarter following the Plan Administrator's timely receipt of a withdrawal request. No Participant shall make more than one withdrawal under this Section 5.1 in any Plan Year Quarter.

           5.2 HARDSHIP. In the event of financial hardship, and only after a Participant has withdrawn all amounts available to him under Section 5.1 hereof, a Participant may make a written request to the Plan Administrator for a hardship withdrawal from his Employee Deferral Account. For purposes of this Section, the term "financial hardship" shall mean any extraordinary or unforeseeable need for funds arising from events beyond the Participant's control for the purpose of: (i) paying medical expenses described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependent of the Participant, as defined in Section 152 of the Code; (ii) purchasing (excluding mortgage payments) a principal residence for the Participant; (iii) paying tuition, room and board, and related expenses for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children or dependents, as defined in Section 152 of the Code; (iv) preventing the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence; or (v) such other circumstance as is determined by the Plan
Administrator,  in its sole and absolute  discretion,  to constitute a financial hardship. Any determination of the existence of financial hardship and the amount to be withdrawn on account thereof shall be made by the Plan Administrator. Notwithstanding the foregoing, no hardship withdrawal shall be made which is less than $500.00, unless the distribution is of the entire portion of the Participant's Employee Deferral Account. A request for a hardship withdrawal must be made in writing at least thirty (30) days in advance, on a form provided by the Plan Administrator, and must be expressed as a specific dollar amount. The amount of a hardship withdrawal may not exceed the lesser of
(a) the amount required to meet the Participant's financial hardship or (b) the entire balance of the Participant's Employee Deferral Account less the difference between (i) the Participant's Deferral Contributions made during the current Plan Year and (ii) the maximum elective contributions that could be made to the 401(k) Plan for the current Plan Year consistent with Sections 402(g) of the Code.

          5.3 ACCELERATION OF BENEFITS.

                      (a) GENERAL. A Participant may elect to receive an accelerated withdrawal by filing an election with the Plan Administrator on such forms as may be prescribed from time to time by the Plan Administrator. If a Participant makes such an election, except as otherwise provided below, the Participant shall receive a single lump sum payment equal to the sum of ninety-five percent (95%) of the Participant's "available Account balance." For this purpose, the Participant's "available Account balance" is equal to the Participant's Employee Deferral Account plus the Participant's vested interest in the Participant's Company Contribution Account. For purposes of determining the amount to be distributed, the Participant's Accounts shall be valued as of the Valuation Date immediately preceding the date of the withdrawal. In calculating such value, Deferral Contributions made by the Participant during the Plan Year in which the request is made shall be disregarded as shall any matching contributions attributable to such Deferral Contributions. The Participant's vested interest in his Company Contribution Account shall be determined as of the day on which the accelerated withdrawal is paid to the Participant. The accelerated withdrawal shall be paid as soon as reasonably possible following the filing of the election by the Participant.

                      (b) FORFEITURE. The Participant shall forfeit the remaining five percent (5%) of the "available Account balance" as well as the unvested portion of the Participant's Company Contribution Account as of the day on which the accelerated withdrawal is distributed to the Participant. The Deferral Contributions made by the Participant during the Plan Year in which the accelerated withdrawal request is made and the matching contributions attributable to such Deferral Contributions (both of which are not subject to or available for withdrawal) shall not be forfeited.

                      (c) SUSPENSION OF PARTICIPATION. If a Participant elects to receive an accelerated withdrawal, the Participant's right to participate in the Plan shall be suspended for twelve (12) months from the date the accelerated withdrawal is paid to the Participant. Upon expiration of the twelve (12) month suspension period, the Participant shall be permitted to execute a new Participation Agreement and to begin making Deferral Contributions in accordance with Section 3.2, as of the first day of the first payroll period in any subsequent Plan Year Quarter.

                      (d) REPAYMENT OF ACCELERATED BENEFITS BY PARTICIPANT. A Participant who receives an accelerated withdrawal under this Section 5.3 shall be required to repay the Trustee the full amount of the payment if the Company is or becomes subject to a pending proceeding as a debtor under the United States Bankruptcy Code within three (3) months of the date of the Participant's filing of the election to receive an accelerated withdrawal pursuant to Section 5.3(a).

          5.4 CREDITING OF WITHDRAWALS. Withdrawals and other distributions shall be charged pro rata to the Investment Funds in which the Account of the Participant is invested, pursuant to his designation under Section 6.3 hereof.

                                    SECTION 6

                      CREDITING OF CONTRIBUTIONS AND INCOME
                      -------------------------------------

           6.1 TRANSFER TO TRUSTEE. All Deferral Contributions, After-Tax Rollover Contributions and Plan Sponsor contributions shall be transmitted to the Trustee by the Plan Sponsor as soon as reasonably practicable and shall be credited to the Employee Deferral Account, After-Tax Rollover Contribution Account and Company Contribution Account, respectively, of the Participant immediately upon receipt. All payments from an Account between Valuation Dates shall be charged against the Account as of the preceding Valuation Date. The Accounts are bookkeeping accounts only and the Plan Administrator is not in any way obligated to segregate assets for the benefit of any Participant.

          6.2 CREDITING TO BOOKKEEPING ACCOUNTS.

                      (a) GENERAL. Except as otherwise provided in the Plan and Trust, as of each Valuation Date the Plan Administrator shall adjust each Participant's Accounts with the positive or negative rate of return on the Investment Funds selected by the Participant pursuant to Section 6.3(b). The rate of return will be determined by the Plan Administrator pursuant to Section 6.3(c) and will be credited or charged against the "adjusted balance" of the Account, which will be the balance of the Account as of the preceding Valuation Date less all withdrawals, distributions and other amounts chargeable against the Account pursuant to any other provisions of this Plan since the prior Valuation Date. In the exercise of its discretion, the Plan Administrator also may direct that a portion of the Employee Deferral Contributions made since the prior Valuation Date be considered in calculating the adjusted balance of the Employment Deferral Account. If the Participant's Distributable Amount for a Plan Year is transferred to the 401(k) Plan pursuant to Section 4.6, despite the preceding sentence, the Plan Administrator, in the exercise of its discretion, may elect to include all or any portion of the Distributable Amount in the adjusted balance of the Participant's Accounts for purposes of making the adjustments called for by this Section for the valuation period in which the Distributable Amount is distributed to the 401(k) Plan. The amount representing any positive rate of return on the Distributable Amount shall not be transferred to the 401(k) Plan but shall remain in this Plan. In addition, the amount representing any negative rate of return on the Distributable Amount shall not be serve to reduce the amount transferred to the 401(k)

Plan but rather shall serve to reduce the remaining balance of the Participant's Accounts in this Plan, provided, however, that the amount representing any negative rate of return shall serve to reduce the amount transferred to the 401(k) Plan if the Participant's Account balance is less than the amount that would otherwise be transferred to the 401(k) Plan. Notwithstanding any provision hereof to the contrary, if the Participant elects to receive a distribution of the Distributable Amount pursuant to Section 4.6(a), no adjustment shall be made for any positive rate of return with respect to the Distributable Amount, but any negative rate of return shall serve to reduce the Distributable Amount.

                      (b) INCOME FUND GUARANTEE. For each Plan Year, the Plan Sponsors shall guarantee that the Participants' "adjusted account balance" that is invested in the Income Fund shall earn a minimum annual rate of return equal to ten percent (10%), or such other percentage as may be determined and announced by the Company before the beginning of the Plan Year. For purposes of the preceding sentence, a Participant's "adjusted account balance" shall mean the portion of the Participant's Account that is invested in the Income Fund as of the first day of such Plan Year (or the effective date of a Participant's participation in the Plan, if such effective date is not the first day of the Plan Year), plus 50% of the contributions made by the Participant pursuant to
Section 4 that are credited to the Income Fund pursuant to the Participant's direction during the applicable Plan Year. If the earnings on the investments that comprise the Income Fund are not adequate to assure such minimum annual rate of return, the Plan Sponsors shall make a special contribution to the Trust Fund in the amount of the shortfall, which contribution shall be credited to the Income Fund and shall be allocated to the Accounts of Participants whose Accounts are invested in the Income Fund in the same manner as investment earnings are otherwise allocated.

          6.3 INVESTMENT DIRECTION.

                      (a) INVESTMENT FUNDS. The Plan Administrator shall establish one or more Investment Funds in which each Participant shall invest amounts credited to his Account. The Investment Funds shall include an Income Fund and such other funds as may be selected from time to time by the Plan Administrator. The Investment Funds may be changed from time to time by the Plan Administrator.

          (b) PARTICIPANT DIRECTIONS.

                                (1) GENERAL.  Upon becoming a Participant of the
Plan, each Participant may direct that all of the amounts attributable to his Account be invested in a single investment fund or may direct fractional (percentage) increments of his Account to be invested in such fund or funds as he shall desire, on such forms and in accordance with such procedures, if any, as may be established by the Plan Administrator. Such designation may be changed as of the first day of any Plan Year Quarter, with respect to future contributions and transfers among Investment Funds, by filing an election with the Plan Administrator, on a form prescribed by the Plan Administrator, at least thirty (30) days (or such fewer number of days as may be prescribed by the Plan Administrator) prior to the applicable Plan Year Quarter. The designation will continue until changed by the timely submission of a new form, which change will be effective as of the first day of the next succeeding Plan Year Quarter.

                                (2) INCOME FUND.  Notwithstanding paragraph (1),
above, a Participant shall only be permitted to invest amounts credited to his Account in, or otherwise change such direction with respect to, the Income Fund as of the first day of each Plan Year.

                                (3)  DEFAULT  SELECTION.  In the  absence of any
designation, a Participant will be deemed to have directed the investment of his Accounts in such Investment Funds as the Trustee, in its sole and absolute discretion, shall determine. In no event may a Participant designate the investment of his Account in stock or other securities of a Plan Sponsor.

                                (4)  IMPACT  OF  ELECTION.   The   Participant's
selection of Investment Funds shall serve only as a measurement of the value of the Accounts of said Participant pursuant to Section 6.2(a) and Section 6.3(c) and the Plan Administrator and the Trustee are not required to invest a Participant's Accounts in accordance with the Participant's selections.

                      (c) RATE OF RETURN. As soon as possible after each Valuation Date, the Plan Administrator shall determine the rate of return, positive or negative, experienced on each of the Investment Funds. The rate of return determined by the Plan Administrator in good faith and in its discretion pursuant to this Section shall be binding and conclusive on the Participant, the Participant's Beneficiary and all parties claiming through them.

                      (d) CHARGES. The Plan Administrator may charge each Participant's Account for the reasonable expenses of carrying out investment instructions directly related to such Account.

                                    SECTION 7

                               RETIREMENT BENEFITS
                               -------------------

           7.1 RETIREMENT DATE. The provisions of this Section 7 apply only in the event that a Participant remains in the service of a Plan Sponsor or an Affiliate until reaching a Retirement date. Wherever reference is made in this Plan to a Retirement date, it shall mean the Normal Retirement Date or Delayed Retirement Date of a Participant, whichever is applicable.

          7.2 NORMAL RETIREMENT. The Participant shall be entitled, as of his Normal Retirement Date, to the entire value of his Accounts.

          7.3 DELAYED RETIREMENT. A Participant shall be entitled, as of his Delayed Retirement Date, to the entire value of his Accounts.

          7.4 PAYMENT OF  RETIREMENT  BENEFIT.  Any benefit  payable  under this
Section 7 shall be paid in accordance with Section 9 or Section 10 of the Plan, whichever is applicable, after receipt by the Trustee from the Plan Administrator of notice of the Retirement of the Participant.

                                    SECTION 8

                                 DEATH BENEFITS
                                 --------------

          8.1 DEATH BEFORE TERMINATION OF EMPLOYMENT. Upon the death of a Participant prior to the termination of his service with all Plan Sponsors and Affiliates, the Beneficiary of such Participant shall be entitled to the entire value of his Accounts.

          8.2 DEATH AFTER TERMINATION OF EMPLOYMENT. Upon the death of a Participant who, at the time of his death, has terminated his service with all Plan Sponsors and Affiliates, the Beneficiary of such Participant shall be entitled to receive the vested portion of the Participant's Accounts, determined pursuant to Section 10.

          8.3 ENTITLEMENT TO DEATH BENEFIT. If subsequent to the death of a Participant, the Participant's Beneficiary dies while entitled to receive benefits under this Plan, the successor Beneficiary of the Participant, if any, shall be entitled to receive benefits of the Participant under this Plan. However, if no successor Beneficiary shall have been designated and shall be alive, the benefits shall be paid to the legal representative of the deceased Beneficiary's estate to be paid according to the deceased Beneficiary's will, or if the deceased Beneficiary has no will, by the laws of intestacy of the state in which the deceased Beneficiary resided at the date of the deceased Beneficiary's death. If the Participant is married, a designation of a person other than the Participant's spouse as his Beneficiary with respect to more than fifty percent (50%) of the amount allocated to the Participant's Accounts shall not be effective without the written consent of the Participant's spouse. Subject to the foregoing, a Beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Plan Administrator.

          8.4 PAYMENT OF DEATH BENEFIT. Any benefit payable under this Section 8 shall be paid in accordance with Section 9 or Section 10 of the Plan, whichever is applicable, after receipt by the Trustee from the Plan Administrator of notice of the death of the Participant.

                                    SECTION 9

                   PAYMENT OF BENEFITS ON RETIREMENT OR DEATH
                   ------------------------------------------

          9.1 COMMENCEMENT OF PAYMENTS. Upon the Retirement or death of a Participant, the value of the Accounts of such Participant shall be determined as of the Valuation Date coinciding with or next following the Participant's Retirement date or date of death, provided, however, that the Participant or, if applicable, his Beneficiary, may request that payment be made promptly after the date of Retirement or death of a Participant. In such event, and upon approval of the Plan Administrator, in its sole and absolute discretion, the Accounts of the Participant shall be valued as of the Valuation Date next preceding the Participant's Retirement date or date of death, increased by any After-Tax Rollover Contributions, Deferral Contributions and Plan Sponsor contributions made since that Valuation Date, and in that event payment shall commence or be made no later than sixty (60) days after the Retirement date or death of the Participant or sixty (60) days after the Participant or the Participant's Beneficiary, as the case may be, files a request for distribution, whichever is later. If the Plan Administrator does not approve prompt payment as described in the preceding sentence, then payment to a Participant, or to the Beneficiary of a deceased Participant, shall be made no later than sixty (60) days after the Valuation Date coinciding with or next following the Retirement date or the death of the Participant. Notwithstanding the foregoing, if the amount of the payment required to be made on that date cannot be ascertained by that date, payment shall be made no later than sixty (60) days after the earliest date on which the amount of the payment can be ascertained under the Plan.

          9.2 FORM OF PAYMENT. The payment of a Participant's benefits shall be made either in a lump sum in cash, or in cash payments in annual, quarterly, or monthly installments over a period certain not exceeding ten (10) years, such method of payment to be elected by the Participant in his Participation Agreement. If installment payments are made, the unpaid balance shall be continued to be invested in the Trust Fund in accordance with the Participant's direction and shall continue to share in any gain or loss attributable to the Investment Fund or Funds.

                                   SECTION 10

                  PAYMENT OF BENEFITS ON TERMINATION OF SERVICE
                  ---------------------------------------------

          10.1 TERMINATION OF SERVICE DEFINED. Transfer of a Participant from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a termination of service by the Participant. A Participant shall be deemed to have terminated service only upon the earlier of his death, Retirement or other actual termination of service with all Plan Sponsors and Affiliates.

          10.2 TERMINATION OF SERVICE BENEFITS. In the event of the termination of service of a Participant for reasons other than death or Retirement, the Participant shall be entitled to that portion of his Accounts in which he is vested, as set forth in Section 10.3 below.

          10.3 VESTING OF BENEFITS.

                      (a) DEFERRAL CONTRIBUTIONS AND AFTER-TAX ROLLOVER CONTRIBUTIONS. Each Participant shall at all times be fully vested in all amounts credited to a Participant's Employee Deferral Account and After-Tax Rollover Contribution Account, and a Participant's rights and interest therein shall not be forfeitable for any reason. The amounts distributable to a Participant from the Participant's Employee Deferral Account and After-Tax Rollover Contribution Account shall equal the value in such Accounts as of the Valuation Date coinciding with or immediately preceding the date of the Participant's termination of service, increased by any After-Tax Rollover Contributions and Deferral Contributions made by the Participant subsequent to that Valuation Date.

                      (b) FULL VESTING. Each Participant shall be fully vested in the amounts credited to his Company Contribution Account on and after the first to occur of the following events:

                                (1) Attainment by the  Participant of the age of
                                    sixty-five (65) years;

                                (2) The date of death of the Participant;

                                (3) Termination of the Plan; or

                                (4) The completion of five (5) Years of Service.

                      (c) VESTING SCHEDULE. If a Participant terminates service with a Plan Sponsor at a time when the Participant is not fully vested in the amounts credited to his Company Contribution Account, the Participant's vested interest shall be determined in accordance with the following vesting schedule:

      Years of Service                                Percentage Vested
      ----------------                                -----------------

      Fewer than 1 Year                                       0%
      1 but less than 2                                      20%
      2 but less than 3                                      40%
      3 but less than 4                                      60%
      4 but less than 5                                      80%
      5 or more                                             100%

           A Participant's vested interest in his Company Contribution Account shall be determined as of the Valuation Date immediately preceding the first distribution to the Participant from his Company Contribution Account following his termination of employment.

          10.4 FORM OF PAYMENT. Payment shall be made either in a lump sum in cash, or in cash payments in annual, quarterly or monthly installments over a period certain not exceeding ten (10) years, such method of payment to be elected by the Participant in his Participation Agreement. If installment payments are made, the unpaid balance shall continue to be invested in the Trust Fund and the Participant will continue to be entitled to make investment elections pursuant to Section 6.3(b) and to have his Accounts adjusted pursuant to Section 6.2(a). Payment shall commence or be made as soon as practicable after the Participant's date of termination of service, but in no event later than one year following that date.

          10.5 CHANGES IN VESTING SCHEDULE. In the event that an amendment to this Plan directly or indirectly changes the vesting schedule set forth in
Section 10.3 of the Plan, the vested percentage for each Participant in his benefit accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant with at least three (3) Years of Service may irrevocably elect, by written notice to the Plan Administrator within the election period hereinafter provided, to remain under the pre- amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment. The election period shall begin no later than the date on which the amendment is adopted and shall end no earlier than sixty (60) days after the latest of: (i) the date on which the amendment is adopted, (ii) the date on which the amendment becomes effective, or (iii) the date on which the Participant is issued written notice of the amendment by a Plan Sponsor or the Plan Administrator.

          10.6 FORFEITURES. Any portion of a Participant's Company Contribution Account in which he is not vested as provided in Section 10.3 above shall be forfeited in the Plan Year in which the Participant receives a distribution under this Section 10.

                                   SECTION 11

                           ADMINISTRATION OF THE PLAN
                           --------------------------

          11.1 ADOPTION OF TRUST. The Company shall enter into a Trust Agreement with the Trustee, which Trust Agreement shall form a part of this Plan and is hereby incorporated herein by reference.

          11.2 POWERS OF THE PLAN ADMINISTRATOR.

                      (a) The Plan Administrator is the named fiduciary with respect to the administration of the Plan.

                      (b) The  Plan  Administrator  shall  have  the  power  and discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Plan Administrator shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to this Plan, and to decide all questions and disputes arising under this Plan. The Plan Administrator shall determine, in its discretion, the service credited to the Participants, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable hereunder on account of the death of a Participant. The Compensation Committee of the Board of Directors shall have the discretion to exclude Leadership Team members from participation in the Plan and to discontinue a Participant's participation in the Plan.

                      (c) Except as is otherwise provided hereunder, the Plan Administrator shall determine the manner and time of payment of benefits under this Plan. All benefit disbursements by the Trustee shall be made upon the instructions of the Plan Administrator.

                      (d) The decision of the Plan Administrator upon all matters within the scope of its authority shall be binding and conclusive upon all persons.

                      (e) The Plan Administrator shall file all reports and forms lawfully required to be filed by the Plan Administrator and shall distribute any forms, reports or statements to be distributed to Participants and others.

                      (f) The Plan Administrator shall keep itself advised with respect to the investment of the Trust Fund and shall report to the Plan Sponsor regarding the investment and reinvestment of the Trust Fund not less frequently than annually.

          11.3 CREATION OF COMMITTEE. The Company may appoint a committee to perform its duties as Plan Administrator by the adoption of appropriate Board of Directors resolutions. The committee must consist of at least two (2) members, and they shall hold office during the pleasure of the Board of Directors. The committee members shall serve without compensation but shall be reimbursed for all expenses by the Company. The committee shall conduct itself in accordance with the provisions of this Section 11. The members of the committee may resign with thirty (30) days notice in writing to the Company and may be removed immediately at any time by written notice from the Company.

          11.4 CHAIRMAN AND SECRETARY. The committee shall elect a chairman from among its members and shall select a secretary who is not required to be a member of the committee and who may be authorized to execute any document or documents on behalf of the committee. The secretary of the committee or his designee shall record all acts and determinations of the committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of this Plan or as may be required by law.

          11.5 APPOINTMENT OF AGENTS. The committee may appoint such other agents, who need not be members of the committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the committee may deem expedient or appropriate. The compensation of any agents who are not employees of the Company shall be fixed by the committee within any limitations set by the Board of Directors.

          11.6 MAJORITY VOTE AND EXECUTION OF INSTRUMENTS. In all matters, questions and decisions, the action of the committee shall be determined by a majority vote of its members. They may meet informally or take any ordinary action without the necessity of meeting as a group. All instruments executed by the committee shall be executed by a majority of its members or by any member of the committee designated to act on its behalf.

          11.7 ALLOCATION OF RESPONSIBILITIES. The committee may allocate responsibilities among its members or designate other persons to act on its behalf. Any allocation or designation, however, must be set forth in writing and must be retained in the permanent records of the committee.

          11.8 CONFLICT OF INTEREST. No member of the committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.

          11.9 ACTION TAKEN BY PLAN SPONSOR. Any action to be taken by a Plan Sponsor shall be taken by resolution adopted by its board of directors or an executive committee thereof; provided, however, that by resolution, the board of directors or an executive committee thereof may delegate to any committee of the board or any officer of the Plan Sponsor the authority to take any actions hereunder, other than the power to determine the basis of Plan Sponsor contributions.

          11.10 FIDUCIARY AUTHORITY. All delegations of fiduciary responsibility set forth in this document regarding the determination of benefits and the interpretation of the terms of the Plan confer discretionary authority upon the named fiduciary.

                                   SECTION 12

                         ADOPTION OF PLAN BY AFFILIATES
                         ------------------------------

          The adoption of this Plan by any Affiliate or any corporation related to the Company by function or operation shall not be effective without the written consent of the Company. Any adoption shall be evidenced by certified copies of the resolution of the foregoing board of directors indicating the adoption and by the execution of the Trust by the adopting corporation or Affiliate. The resolution shall define the Effective Date for the purpose of the Plan as adopted by the corporation or Affiliate.

                                   SECTION 13

                             CLAIM REVIEW PROCEDURE
                             ----------------------

          13.1 GENERAL. In the event that a Participant or Beneficiary is denied a claim for benefits under this Plan (the "claimant"), the Plan Administrator shall provide to the claimant written notice of the denial which shall set forth:

                      (a) the specific reason or reasons for the denial;

                      (b) specifIc  references to pertinent  Plan  provisions on which the Plan Administrator based its denial;

                      (c)  a   description   of  any   additional   material  or
            information needed for the claimant to perfect the claim and an explanation of why the material or information is needed;

                      (d) a statement that the claimant may:

                                  (i) Request a review upon written  application
                       to the Plan Administrator;

                                  (ii) Review pertinent Plan documents; and

                                  (iii)  Submit  issues and comments in writing;
                       and

                      (e) That any appeal the claimant wishes to make of the adverse determination must be in writing to the Plan Administrator within sixty (60) days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the claimant that his failure to appeal the action to the Plan Administrator in writing within the sixty (60) day period will render the Plan Administrator's determination final, binding, and conclusive.

          13.2 APPEALS.

                      (a) If the claimant should appeal to the Plan Administrator, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Plan Administrator shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the claimant in writing of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within sixty (60) days of the claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day period infeasible, but in no event shall the Plan Administrator render a decision regarding the denial of a claim for benefits later than one hundred twenty (120) days after its receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the date the extension period commences.

                      (b) If, upon appeal, the Plan Administrator shall grant the relief requested by the claimant, then, in addition, the Plan Administrator shall award to the claimant reasonable fees and expenses of counsel, or any other duly authorized representative of claimant, which shall be paid by the Company. The determination as to whether such fees and expenses are reasonable shall be made by the Company in its sole and absolute discretion and such determination shall be binding and conclusive on all parties.

          13.3 NOTICE OF DENIALS. The Plan Administrator's notice of denial of benefits shall identify the address to which the claimant may forward his appeal.

                                   SECTION 14

                       LIMITATION OF RIGHTS, CONSTRUCTION
                       ----------------------------------

          14.1 LIMITATION OF RIGHTS. Neither this Plan, the Trust nor membership in the Plan shall give any employee or other person any right except to the extent that the right is specifically fixed under the terms of the Plan. The establishment of the Plan shall not be construed to give any individual a right to be continued in the service of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the service of any individual at any time.

          14.2 CONSTRUCTION. The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced in accordance with the laws of the State of Delaware.

                                   SECTION 15

                  LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY
                  ---------------------------------------------
                             INCOMPETENT DISTRIBUTEE
                             -----------------------

          15.1 ANTI-ALIENATION CLAUSE. No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent as may be required by law.

           15.2 PERMITTED ARRANGEMENTS. Section 15.1 shall not preclude arrangements for the withholding of taxes from benefit payments, arrangements for the recovery of benefit overpayments, arrangements for the transfer of benefit rights to another plan, or arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation). Additionally, Section 15.1 shall not preclude arrangements for the distribution of the benefits of a Participant or Beneficiary pursuant to the terms and provisions of a "domestic relations order" in accordance with such procedures as may be established from time to time by the Plan Administrator.

          15.2 PAYMENT TO MINOR OR INCOMPETENT. Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined by the Plan Administrator to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

                                   SECTION 16

                        AMENDMENT, MERGER AND TERMINATION
                        ---------------------------------

          16.1 AMENDMENT. The Company shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Plan
Administrator, to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively; provided, however, that the duties and liabilities of the Plan Administrator and the Trustee hereunder shall not be substantially increased without its written consent; and provided further that the amendment shall not reduce any Participant's vested interest in the Plan, calculated as of the date on which the amendment is adopted. If the Plan is amended by the Company after it is adopted by an Affiliate, unless otherwise expressly provided, it shall be treated as so amended by such Affiliate without the necessity of any action on the part of the Affiliate. Any Affiliate or other corporation adopting this Plan hereby delegates the authority to amend the Plan to the Company. An Affiliate or other corporation that has adopted this Plan may terminate its future participation in the Plan at any time.

          16.2 MERGER OR CONSOLIDATION OF COMPANY. The Plan shall not be automatically terminated by the Company's acquisition by or merger into any other employer, but the Plan shall be continued after such acquisition or merger if the successor employer elects and agrees to continue the Plan. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger.

          16.3 TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS. It is the expectation of the Company that this Plan and the payment of contributions hereunder will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of the Company, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend or discontinue contributions hereunder.

          16.4 LIMITATION OF COMPANY'S LIABILITY. The adoption of this Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any employee or Participant or to be consideration for, an inducement to, or a condition of the employment of any employee. A Participant, employee, or Beneficiary shall not have any right to retirement or other benefits except to the extent provided herein.

                                   SECTION 17

                               GENERAL PROVISIONS
                               ------------------

          17.1 STATUS OF PARTICIPANTS AS UNSECURED CREDITORS. All benefits under the Plan shall be the unsecured obligations of the Company and each Plan Sponsor, as applicable, and, except for those assets which will be placed in the Trust established in connection with this Plan, no assets will be placed in trust or otherwise segregated from the general assets of the Company or each Plan Sponsor, as applicable, for the payment of obligations hereunder. To the extent that any person acquires a right to receive payments hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company and each Plan Sponsor, as applicable.

          17.2 UNIFORM ADMINISTRATION. Whenever in the administration of the Plan any action is required by the Plan Administrator, such action shall be uniform in nature as applied to all persons similarly situated.

          17.3 HEIRS AND SUCCESSORS. All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, and their heirs and legal representatives.

          To signify its adoption of this restated Plan document, the Company has caused this restated Plan document to be executed by a duly authorized officer of the Company on this 26th day of September, 1996.

                                           MicroAge, Inc.



                                           By /s/ Jeffrey D. McKeever
                                              ----------------------------------
                                              Its Chairman & CEO
                                                  ------------------------------
                                       22